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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-46641) of Energen Corporation of our report dated June 25, 2001 relating to the financial statements of the Energen Corporation Employee Savings Plan, which appears in this Form 11-K.




PRICEWATERHOUSECOOPERS LLP
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PRICEWATERHOUSECOOPERS LLP

Birmingham, Alabama
June 28, 2001